EXHIBIT 10.1
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                       ASSIGNMENT AND ASSUMPTION AGREEMENT
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     This ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of May 16, 2007 (the
"Assignment and Assumption Agreement"), is made by and between L-1 Identity Solutions, Inc., a Delaware corporation (the "Company") and L-1 Holding Co., a Delaware corporation ("HoldingCo") and direct, wholly-owned subsidiary of the Company.

                                    RECITALS
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     WHEREAS, the Company and HoldingCo are parties to an Agreement and Plan of
Reorganization, dated as of May 16, 2007 (the "Agreement"), which provides for the establishment of a holding company structure with regard to the Company, pursuant to a reorganization under Section 251(g) of the General Corporation Law of the State of Delaware.

     WHEREAS, under the Agreement, the parties hereto agreed to enter into this Assignment and Assumption Agreement, pursuant to which the Company will assign to HoldingCo, as of the Effective Time (as defined in the Agreement), all its right, title and interest in, and HoldingCo will, from and after the Effective Time, assume and agree to perform all the obligations and liabilities of the Company pursuant to the Equity Plans (as defined in the Agreement) and as are listed in Exhibit C to the Agreement and such other agreements as are listed in Exhibit D to the Agreement (collectively referred to herein as the "Assumed Agreements").

     NOW, THEREFORE, in consideration of the foregoing, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Assignment. In accordance with and subject to the terms of the Agreement, the Company hereby assigns, transfers and conveys to HoldingCo, as of the Effective Time, all of the Company's right, title and interest in, under and to the Assumed Agreements, to the extent that such are legally assignable and necessary consents to assignment have been obtained.

     2. Acceptance and Assumption. In accordance with and subject to the terms of the Agreement, HoldingCo, as of the Effective Time, (a) accepts the foregoing assignment, transfer and conveyance of the Company's right, title and interest in, under and to the Assumed Agreements, to the extent that such are legally assignable and necessary consents to assignment have been obtained; (b) assumes, undertakes and agrees, subject to valid claims and defenses (including all claims and defenses of the Company), to pay, satisfy, perform and discharge in full, as and when due, all obligations and liabilities of any kind arising out of, or required to be performed under, the Assumed Agreements; and (c) undertakes and agrees to release and discharge the Company and its

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successors and assigns completely and forever from, all of the liabilities and obligations assumed hereunder.

     3. Other Actions. From and after the Effective Time, each of HoldingCo and the Surviving Corporation shall take or cause to be taken such other actions as the respective Boards of Directors of HoldingCo and the Surviving Corporation shall reasonably consider to be necessary and advisable to carry out the terms of this Assignment and Assumption Agreement.

     4. Effective Time. This Assignment and Assumption Agreement shall take effect only at the Effective Time.

     5. Parties in Interest. This Assignment and Assumption Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     6. Counterparts. This Assignment and Assumption Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together shall constitute one and the same instrument.

     7. Governing Law. This Assignment and Assumption Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York as applied to contracts made and performed entirely in such State without giving effect to the choice of law principles of such State that would require or permit the application of the laws of another jurisdiction, except to the extent, and only to such extent, that the laws of the State of Delaware are necessarily applicable pursuant to the General Corporation Law of the State of Delaware.

     8. Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

                            [signature page follows]

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     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

                                        L-1 IDENTITY SOLUTIONS, INC

                                        By:  /s/  James A. DePalma
                                           -------------------------------------
                                           James A. DePalma
                                           Executive Vice President,
                                           Chief Financial Officer and Treasurer

                                        L-1 HOLDING CO.

                                        By:  /s/  James A. DePalma
                                           -------------------------------------
                                           James A. DePalma
                                           Executive Vice President,
                                           Chief Financial Officer and Treasurer